UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K
CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):	August 3, 2016
XL GROUP LTD
(Exact name of registrant as specified in its charter)

Bermuda	1-10804	98-0665416
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

O'Hara House, One Bermudiana Road, Hamilton, Bermuda	HM 08
(Address of principal executive offices)	(Zip Code)

Registrant's telephone number, including area code:  (441) 292-8515

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Background
On July 25, 2016 XL Group plc, an Irish public limited company (“XL-Ireland”), and XL Group Ltd, a Bermuda exempted company (“XL-Bermuda” or the "Company") completed the previously disclosed scheme of arrangement under Irish law (the “Scheme of Arrangement”) that effected a transaction (the “Redomestication”) that resulted in the shareholders of XL-Ireland becoming shareholders of XL-Bermuda and XL-Ireland becoming a subsidiary of XL-Bermuda. In connection with the Redomestication, on August 3, 2016, XL-Ireland distributed the ordinary shares of XLIT Ltd., an exempted company incorporated under the laws of the Cayman Islands (“XL-Cayman”), to XL-Bermuda (the “Distribution”), which was recorded on the share register of XL-Cayman on August 4, 2016. As a result of the Distribution, XL-Cayman is now a direct, wholly-owned subsidiary of XL-Bermuda.
Separately, on August 5, 2016, XL-Bermuda and certain of its subsidiaries entered into new secured and unsecured credit agreements, as described below.
Item 1.01 Entry into a Material Definitive Agreement.
Supplemental Indentures
On August 3, 2016, in connection with the Distribution, each of XL-Cayman, XL-Ireland, XL-Bermuda and Wells Fargo Bank, National Association, as Trustee, entered into:

1.	a Fourth Supplemental Indenture, dated August 3, to the Senior Debt Securities Indenture dated as of September 30, 2011; and

2.	a Third Supplemental Indenture, dated as of August 3, 2016, to the Subordinated Debt Securities Indenture dated as of March 30, 2015
(together, the “Supplemental Indentures”).
Pursuant to the Supplemental Indentures, XL-Ireland was released as a guarantor under each of the Senior Debt Securities Indenture and the Subordinated Debt Securities Indenture referred to above, including as guarantor of the obligations of XL-Cayman under the outstanding securities issued pursuant to such indentures.
The foregoing description of the Supplemental Indentures does not purport to be complete and is qualified in its entirety by reference to the full text of the relevant Supplemental Indenture, which are filed as Exhibit 4.1 and 4.2 hereto and are incorporated by reference into this Item 1.01.
Credit Facilities
On August 5, 2016, XL-Bermuda, together with its wholly-owned subsidiaries that are named below (together with the Company, the “Account Parties”), entered into (a) a new secured credit agreement (the “New Secured Credit Agreement”) with the lenders thereunder, The Bank of Tokyo-Mitsubishi UFJ, Ltd., as administrative agent, and The Bank of New York Mellon, as collateral agent, and (b) a new unsecured credit agreement (the “New Unsecured Credit Agreement”, and, together with the New Secured Credit Agreement, the “New Credit Agreements”) with the lenders thereunder and The Bank of Tokyo-Mitsubishi UFJ, Ltd., as administrative agent.
In connection with the New Credit Agreements, the Company’s existing secured credit agreement dated as of November 22, 2013, among the Company, certain of its wholly-owned subsidiaries, the lenders thereunder, The Bank of New York Mellon, as collateral agent and JPMorgan Chase Bank, N.A. as administrative agent, as amended and otherwise modified, including pursuant to amendments dated as of February 11, 2015, May 1, 2015 and May 4, 2016 (the “2013 Secured Credit Agreement”), and existing unsecured credit agreement dated as of November 22, 2013 among the Company, certain of its wholly-owned subsidiaries, the lenders thereunder and JPMorgan Chase Bank, N.A. as administrative agent, as amended and otherwise modified, including pursuant to amendments dated as of February 11, 2015, May 1, 2015 and May 4, 2016 (the “2013 Unsecured Credit Agreement”, and, together with the 2013 Secured Credit Agreement, the “2013 Credit Agreements”), as well as certain related security arrangements were terminated and all outstanding amounts thereunder were repaid.
The 2013 Secured Credit Agreement provided for issuances of letters of credit up to $1,000,000,000. The 2013 Unsecured Credit Agreement provided for issuances of letters of credit and revolving credit loans up to $1,000,000,000.

The New Secured Credit Agreement provides for issuances of letters of credit up to $750,000,000. The New Unsecured Credit Agreement is a $750,000,000 facility that provides for issuances of letters of credit and revolving credit loans. The Company has the option to increase the available commitments by an additional $250,000,000 ($500,000,000 across the facilities under the New Credit Agreements), subject to customary conditions.
Interest and fees payable under the New Credit Agreements are determined pursuant to the terms set forth in each respective New Credit Agreement. The commitments under each New Credit Agreement commenced on August 5, 2016 and will expire on the earlier of (i) August 5, 2021 and (ii) the date of termination in whole of the commitments upon an optional termination or reduction of the commitments by the Account Parties or in connection with the occurrence of certain events of default. The availability of letters of credit under the New Secured Credit Agreement is subject to a borrowing base requirement, determined on the basis of specified percentages of the face value of eligible categories of assets varying by type of collateral.
The Company’s wholly-owned subsidiaries that are Account Parties to the New Secured Credit Agreement are: (a) XL-Cayman, (b) X.L. America, Inc., a Delaware corporation (“XLA”), (c) XL Bermuda Ltd, an exempted company incorporated in Bermuda with limited liability (“XLB”), (d) XL Insurance Company SE, a European public limited liability company registered in England and Wales ("XLICSE"), (e) XL Re Europe SE, a European public limited liability company registered in Ireland (“XLReSE”), (f) XL Life Ltd, an exempted company incorporated in Bermuda with limited liability (“XLL”), (g) Catlin Insurance Company (UK) Ltd., a private limited company incorporated in England and Wales ("CICL"), and (h) Catlin Re Switzerland Ltd., a company limited by shares organized under the laws of Switzerland ("CRCH").
The obligations of each of the Account Parties party to the New Secured Credit Agreement are secured by cash and certain designated securities contained in a designated collateral account of such Account Party that are pledged to the Collateral Agent by such Account Party pursuant to a pledge agreement (the “Pledge Agreement”) and a collateral account control agreement.
The Company's wholly-owned subsidiaries that are Account Parties to the New Unsecured Credit Agreement are: (a) XL-Cayman, (b) XLA, (c) XLB, (d) XLICSE, (e) XLReSE, (f) XLL, (g) CICL, (h) CRCH and (i) Catlin Underwriting Agencies Limited, a private limited company incorporated in England and Wales ("CUAL").
Each of the Company, XL-Cayman, XLA and XLB guarantees the obligations of the other Account Parties under each New Credit Agreement. The New Credit Agreements contain a financial covenant that prohibits the Company's ratio of total consolidated debt to the sum of total consolidated debt plus consolidated net worth, as at the end of each quarter, from exceeding 0.375:1.00 (in the New Secured Credit Agreement) and 0.35:1.00 (in the New Unsecured Credit Agreement). In addition, the New Unsecured Credit Agreement contains a financial covenant that requires the Company to maintain a minimum consolidated net worth of at least $8,400,000,000. The New Credit Agreements also contain other customary affirmative and negative covenants for credit facilities of these types.
The New Credit Agreements contain customary event of default provisions, including, without limitation, events of default upon failure to pay any reimbursement obligations when due under the New Credit Agreements or any loans when due under the New Unsecured Credit Agreement; failure to pay interest or fees or any other amounts when due, subject to a five-day grace period; certain events involving bankruptcy, insolvency or reorganization with respect to the Account Parties; a change in control of the Company; a breach of the representations or covenants in the New Credit Agreements or the security documents relating thereto; payment defaults by the Account Parties or their subsidiaries under other indebtedness or defaults in the performance of any other term or condition in other agreements evidencing indebtedness (if the effect of such default is to cause such indebtedness to become due prior to its final maturity date), in each case, subject to a materiality threshold; and the occurrence of certain adverse judgments, subject to a materiality threshold.
The foregoing descriptions of the New Secured Credit Agreement, the New Unsecured Credit Agreement and the Pledge Agreement are qualified in their entirety by reference to such agreements, which are attached hereto as Exhibits 10.1, 10.2 and 10.3, respectively, and incorporated herein by reference.
Certain of the lenders party to the New Credit Agreements and their respective affiliates have, from time to time, performed various investment or commercial banking and financial advisory services for the Account Parties and their affiliates in the ordinary course of business.
Item 1.02 Termination of a Material Definitive Agreement.
The information contained in Item 1.01 of this Current Report on Form 8-K concerning the 2013 Credit Agreements is incorporated by reference into this Item 1.02.

Certain of the lenders party to the 2013 Credit Agreements and their respective affiliates have, from time to time, performed various investment or commercial banking and financial advisory services for the Account Parties and their affiliates in the ordinary course of business.
Item 2.03 Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.
The information contained in Item 1.01 of this Current Report on Form 8-K concerning the New Credit Agreements is incorporated by reference into this Item 2.03.
Item 5.03.     Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year
On August 4, 2016, XL-Cayman adopted amended and restated Articles of Association (“Amended XL-Cayman Articles”) to reflect, among other matters, revisions to the Companies Law of the Cayman Island and that a majority of the meetings of the XL-Cayman board of directors held each year will be conducted in Bermuda.
The foregoing description of the Amended XL-Cayman Articles does not purport to be complete and is qualified in its entirety by reference to the full text of Amended XL-Cayman Articles, which are filed as Exhibit 3.1 hereto and is incorporated by reference into this Item 5.03.
Item 8.01.     Other Events
In connection with the effectiveness of the Redomestication, on July 25, 2016, (i) XL-Bermuda, XL-Ireland and XL-Cayman filed with the SEC Post-Effective Amendment No. 1 to a Registration Statement on Form S-3 (File No. 333-199842) (the “S-3 Post-Effective Amendment”), (ii) XL-Bermuda filed with the SEC Post-Effective Amendments to Registration Statements on Form S-8 (File No. 333-62137), Form S-8 (File No. 333-81451), Form S-8 (File No. 333-46250), Form S-8 (File No. 333-89568), Form S-8 (File No. 333-161122), Form S-8 (File No. 333-161124), Form S-8 (File No. 333-174138), Form S-8 (File No. 333-210074) (together, the “S-8 Post-Effective Amendments”) and (iii) XL-Bermuda filed with the SEC a Registration Statement on Form S-8 (File No. 333-212659) (together with the S-3 Post-Effective Amendment and the S-8 Post-Effective Amendments, the “Registration Statements”). Pursuant to the S-3 Post-Effective Amendment and the S-8 Post-Effective Amendments, among other things, XL-Bermuda expressly adopted the relevant Registration Statements as its own registration statements for all purposes of the Securities Act of 1933 and the Securities Exchange Act of 1934.
Pursuant to this Current Report on Form 8-K, the following exhibits shall be deemed to be incorporated by reference into each of the Registration Statements:

(i)
Catlin Group Limited Audited Financial Statements as of and for the years ended December 31, 2014 and 2013, which are incorporated into Exhibit 99.1 to this Current Report on Form 8-K by reference to Exhibit 99.1 to XL Group plc’s Current Report on Form 8-K filed with the SEC on March 19, 2015; and

(ii)	the consent of PricewaterhouseCoopers Ltd. dated August 9, 2016 filed herewith as Exhibit 23.1 to this Current Report on Form 8-K, each of which are incorporated into this Item 8.01 by reference.
Item 9.01 Financial Statements and Exhibits.
(d)    Exhibits. The following exhibits are filed herewith:

Exhibit No.	Description
3.1	Amended and Restated Articles of Association of XLIT Ltd.
4.1
Fourth Supplemental Indenture, dated August 3, 2016, among XL Group Ltd, XL Group plc (In Solvent Member's Voluntary Liquidation), XLIT Ltd. and Wells Fargo Bank, National Association, as Trustee, to the Senior Debt Securities Indenture dated as of September 30, 2011.

4.2
Third Supplemental Indenture, dated as of August 3, 2016, among XL Group Ltd, XL Group plc (In Solvent Member's Voluntary Liquidation), XLIT Ltd. and Wells Fargo Bank, National Association, as Trustee, to the Subordinated Debt Securities Indenture dated as of March 30, 2015.

10.1
Secured Credit Agreement, dated as of August 5, 2016, between XL Group Ltd, XLIT Ltd., X.L. America, Inc., XL Bermuda Ltd, XL Re Europe SE, XL Insurance Company SE, XL Life Ltd, Catlin Insurance Company (UK) Ltd., and Catlin Re Switzerland Ltd., as Account Parties, XL Group Ltd, XLIT Ltd., X.L. America, Inc., XL Bermuda Ltd and XL Life Ltd, as Guarantors, the Lenders party thereto, Bank of Tokyo-Mitsubishi UFJ, Ltd., as Administrative Agent, and the Bank of New York Mellon, as Collateral Agent.

10.2
Unsecured Credit Agreement, dated as of August 5, 2016, between XL Group Ltd, XLIT Ltd., X.L. America, Inc., XL Bermuda Ltd, XL Re Europe SE, XL Insurance Company SE, XL Life Ltd, Catlin Insurance Company (UK) Ltd., Catlin Re Switzerland Ltd., and Catlin Underwriting Agencies Limited, as Account Parties, XL Group Ltd, XLIT Ltd., X.L. America, Inc., XL Bermuda Ltd and XL Life Ltd, as Guarantors, the Lenders party thereto, and Bank of Tokyo-Mitsubishi UFJ, Ltd., as Administrative Agent.

10.3
Pledge Agreement, dated as of August 5, 2016, between XL Group Ltd, XLIT Ltd., X.L. America, Inc., XL Bermuda Ltd, XL Re Europe SE, XL Insurance Company SE, XL Life Ltd, Catlin Insurance Company (UK) Ltd., and Catlin Re Switzerland Ltd., as Pledgors, Bank of Tokyo-Mitsubishi UFJ, Ltd., as Administrative Agent, and the Bank of New York Mellon, as Collateral Agent.

23.1	Consent of PricewaterhouseCoopers Ltd. dated August 9, 2016.
99.1
Catlin Group Limited Audited Financial Statements as of and for the years ended December 31, 2014 and 2013 (incorporated by reference to Exhibit 99.1 to XL Group plc’s Current Report on Form 8-K filed with the SEC on March 19, 2015).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

XL Group Ltd
Date: August 9, 2016	By:	/s/ Kirstin Gould
Name: Kirstin Gould Title: General Counsel and Secretary